Buffalo Mid Cap Fund
Schedule of Investments
as of December 31, 2023 (Unaudited)
COMMON STOCKS - 96.6%	Shares	Value
Communication Services - 6.8%
Entertainment - 5.6%
Endeavor Group Holdings, Inc. - Class A	114,500	2,717,085
Liberty Media Corp.-Liberty Formula One - Class A(a)	30,829	1,787,466
Liberty Media Corp.-Liberty Live - Class A(a)	955	34,905
Live Nation Entertainment, Inc.(a)	28,837	2,699,143
Take-Two Interactive Software, Inc.(a)	8,000	1,287,600
		8,526,199
Interactive Media & Services - 1.2%
Pinterest, Inc. - Class A(a)	48,200	1,785,328
Total Communication Services		10,311,527
Consumer Discretionary - 5.2%
Hotels, Restaurants & Leisure - 1.3%
Vail Resorts, Inc.	8,896	1,899,029
Specialty Retail - 1.8%
CarMax, Inc.(a)	18,600	1,427,364
Chewy, Inc. - Class A(a)	58,000	1,370,540
		2,797,904
Textiles, Apparel & Luxury Goods - 2.1%
lululemon athletica, Inc.(a)	6,100	3,118,869
Total Consumer Discretionary		7,815,802
Financials - 12.0%
Capital Markets - 7.8%
MarketAxess Holdings, Inc.	6,225	1,822,991
Moody's Corp.	6,874	2,684,710
MSCI, Inc.	10,816	6,118,070
Open Lending Corp.(a)	147,000	1,250,970
		11,876,741
Financial Services - 2.0%
Global Payments, Inc.	23,400	2,971,800
Insurance - 2.2%
Kinsale Capital Group, Inc.	9,900	3,315,609
Total Financials		18,164,150
Health Care - 16.9%
Health Care Equipment & Supplies - 2.8%
Cooper Companies, Inc.	5,650	2,138,186
DexCom, Inc.(a)	17,000	2,109,530
		4,247,716
Health Care Providers & Services - 2.8%
Encompass Health Corp.	24,550	1,637,976
Progyny, Inc.(a)	70,000	2,602,600
		4,240,576
Health Care Technology - 2.5%
Veeva Systems, Inc. - Class A(a)	19,850	3,821,522
Life Sciences Tools & Services - 8.8%
Bio-Rad Laboratories, Inc. - Class A(a)	6,130	1,979,316
Bio-Techne Corp.	34,800	2,685,168
Illumina, Inc.(a)	4,605	641,200
IQVIA Holdings, Inc.(a)	20,600	4,766,428
Mettler-Toledo International, Inc.(a)	2,550	3,093,048
		13,165,160
Total Health Care		25,474,974
Industrials - 23.7%
Aerospace & Defense - 1.9%
TransDigm Group, Inc.	2,800	2,832,480
Building Products - 1.2%
Trex Co., Inc.(a)	21,002	1,738,756
Commercial Services & Supplies - 3.9%
Copart, Inc.(a)	84,000	4,116,000
RB Global, Inc.	27,660	1,850,177
		5,966,177
Construction & Engineering - 1.3%
AECOM	21,800	2,014,974
Electrical Equipment - 2.5%
AMETEK, Inc.	23,255	3,834,517
Professional Services - 10.8%
CoStar Group, Inc.(a)	51,798	4,526,627
Equifax, Inc.	9,100	2,250,339
SS&C Technologies Holdings, Inc.	34,289	2,095,401
TransUnion	42,000	2,885,820
Verisk Analytics, Inc.	19,053	4,550,999
		16,309,186
Trading Companies & Distributors - 2.1%
Ferguson PLC	16,000	3,089,120
Total Industrials		35,785,210
Information Technology - 25.4%(b)
Communications Equipment - 1.8%
Calix, Inc.(a)	64,000	2,796,160
IT Services - 4.6%
EPAM Systems, Inc.(a)	3,630	1,079,344
Gartner, Inc.(a)	13,000	5,864,430
		6,943,774
Semiconductors & Semiconductor Equipment - 2.4%
ON Semiconductor Corp.(a)	43,310	3,617,684
Software - 16.6%
Aspen Technology, Inc.(a)	11,480	2,527,322
Crowdstrike Holdings, Inc. - Class A(a)	18,200	4,646,824
CyberArk Software Ltd.(a)	8,400	1,840,020
DoubleVerify Holdings, Inc.(a)	82,000	3,015,960
Guidewire Software, Inc.(a)	17,200	1,875,488
Procore Technologies, Inc.(a)	28,200	1,952,004
Teradata Corp.(a)	44,000	1,914,440
Tyler Technologies, Inc.(a)	6,640	2,776,317
Varonis Systems, Inc.(a)	42,000	1,901,760
Workday, Inc. - Class A(a)	9,540	2,633,613
		25,083,748
Total Information Technology		38,441,366
Materials - 3.1%
Chemicals - 1.4%
Element Solutions, Inc.	92,500	2,140,450

Construction Materials - 1.7%
Martin Marietta Materials, Inc.	5,000	2,494,550
Total Materials		4,635,000
Real Estate - 3.5%
Real Estate Management & Development - 3.5%
CBRE Group, Inc. - Class A(a)	56,522	5,261,633
TOTAL COMMON STOCKS (Cost $84,151,165)		145,889,662

REAL ESTATE INVESTMENT TRUSTS - 1.5%	Shares	Value
Health Care REITs - 1.5%
Welltower, Inc.	25,190	2,271,382
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,819,822)		2,271,382

SHORT-TERM INVESTMENTS - 1.8%
Money Market Funds - 1.8%	Shares
Fidelity Government Portfolio - Class Institutional, 5.25%(c)	2,708,814	2,708,814
TOTAL SHORT-TERM INVESTMENTS (Cost $2,708,814)		2,708,814

TOTAL INVESTMENTS - 99.9% (Cost $88,679,801)		$150,869,858
Other Assets in Excess of Liabilities - 0.1%		115,051
TOTAL NET ASSETS - 100.0%		$150,984,909

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company
(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day effective yield as of December 31, 2023.

INVESTMENT VALUATION (UNAUDITED)

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of December 31, 2023, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at December 31, 2023 (Unaudited)

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2023. These assets are measured on a recurring basis.

Buffalo Mid Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$145,889,662	-	-	$145,889,662
REITs	2,271,382	-	-	2,271,382
Short Term Investments	2,708,814	-	-	2,708,814
Total*	$150,869,858	$-	-	$150,869,858

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2023.

FOREIGN CURRENCY TRANSLATION

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of December 31, 2023. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2023. The premium that a Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines. The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.